EXHIBIT 4.1

Xenogen Corporation

	NUMBER	SHARES
SA

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE	SEE REVERSE FOR STATEMENT RELATING TO RIGHTS, REFERENCES, PRIVILEGES AND RESTRICTIONS, IF ANY

CUSIP [                        ]

This Certificates that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,

PAR VALUE $0.001 PER SHARE, OF XENOGEN CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated

[SEAL]

PRESIDENT AND CHIEF EXECUTIVE OFFICER	SECRETARY

COUNTERSIGNED AND REGISTERED:

[                             ]

TRANSFER AGENT AND REGISTRAR

BY:

XENOGEN CORPORATION

A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Certificate of Incorporation and by any certificate of determination, the number of shares constituting each class and series, and designations thereof, may be obtained by the holder hereof upon request and without charge at the principal office of the Corporation.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM—	as tenants in common	UNIF GIFT MIN ACT—	Custodian
TEN ENT—	as tenants by the entireties		(Cust)		(Minor)
JT TEN—	as joint tenants with right of survivorship and not as tenants in common		under Uniform Gifts to Minors Act

			(State	)
		UNIF TRF MIN ACT—	Custodian (until age) under
Uniform Transfers to Minors Act

			(State	)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,                              hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFICATION NUMBER OF ASSIGNEE: